Exhibit 99.7

CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

(Unaudited — Prepared by Management)

(Expressed in US Dollars)

Nine Months Ended September 30, 2012 and August 31, 2011

Corporate Head Office

2300-1177 West Hastings Street
Vancouver, BC

Canada

V6E 2K3

Tel: 604-683-6332

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

1

INTERNATIONAL TOWER HILL MINES LTD.

September 30, 2012 and August 31, 2011

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

CONDENSED CONSOLIDATED INTERIM BALANCE SHEETS

(Expressed in US Dollars - Unaudited)

	Note	September 30, 2012	December 31, 2011

ASSETS

Current
Cash and cash equivalents		$43,041,975	$54,712,073
Marketable securities		272,441	297,443
Accounts receivable		145,931	460,970
Prepaid expenses		227,067	182,747
Advance to contractors		655,000	480,000

Total current assets		44,342,414	56,133,233

Property and equipment	3	101,249	124,981
Capitalized acquisition costs	4	55,173,565	53,045,871

Total assets		$99,617,228	$109,304,085

LIABILITIES AND EQUITY

Current liabilities
Accounts payable and accrued liabilities		$8,283,117	$10,319,615

Non-current liabilities
Derivative liability	5	25,100,000	20,800,000

Total liabilities		33,383,117	31,119,615

Equity
Share capital		236,401,096	207,186,847
Contributed surplus		26,566,775	19,382,616
Accumulated other comprehensive income		4,560,423	3,524,125
Deficit accumulated during the exploration stage		(201,294,183)	(151,909,118)

Total equity		66,234,111	78,184,470

Total liabilities and equity		$99,617,228	$109,304,085

Nature of Operations and Liquidity (note 1)

Commitments (note 9)

On behalf of the Board:

“Anton Drescher” (signed)	Director	“Timothy Haddon”(signed)	Director
Mr. Anton J. Drescher		Mr. Timothy J. Haddon

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Expressed in US Dollars - Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2012	August 31, 2011	September 30, 2012	August 31, 2011

Operating expenses
Consulting fees	$2,091,336	$1,692,979	$2,580,386	$2,114,549
Depreciation	7,911	10,027	23,732	39,133
Insurance	82,420	53,493	229,425	170,710
Investor relations	224,918	150,232	405,969	635,481
Office	45,407	58,540	122,596	208,152
Mineral property exploration	13,447,132	17,853,987	30,402,145	35,848,781
Other	18,217	12,193	57,234	78,533
Professional fees	194,736	291,190	447,009	647,683
Regulatory	14,677	61,117	143,124	160,815
Rent	58,068	76,780	180,987	173,992
Travel	38,106	83,969	185,686	236,978
Wages and benefits	4,189,034	6,606,181	10,368,246	8,574,912

Total operating expenses	(20,411,962)	(26,950,688)	(45,146,539)	(48,889,719)

Other income (expense)
Gain (loss) on foreign exchange	(660,392)	38,465	(232,648)	(60,876)
Interest income	38,574	329,827	152,174	915,303
Income from mineral property earn-in	—	—	141,948	216,152
Spin-out cost	—	—	—	(64,836)
Unrealized loss on derivative liability	(4,000,000)	—	(4,300,000)	—

Total other income (expense)	(4,621,818)	368,292	(4,238,526)	1,005,743

Net loss for the period	(25,033,780)	(26,582,396)	(49,385,065)	(47,883,976)

Other comprehensive income (loss)
Unrealized gain (loss) on marketable securities	83,828	122,439	(75,862)	(32,361)
Exchange difference on translating foreign operations	862,914	(110,098)	1,112,160	7,977,530

Other comprehensive income (loss) for the period	946,742	12,341	1,036,298	7,945,169

Total comprehensive loss for the period	$(24,087,038)	$(26,570,055)	$(48,348,767)	$(39,938,807)

Basic and diluted loss per share	$(0.27)	$(0.31)	$(0.56)	$(0.56)

Weighted average number of shares outstanding	92,918,976	86,683,919	88,777,442	85,848,284

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CHANGES IN EQUITY

(Expressed in US Dollars - Unaudited)

	Number of shares	Share capital	Contributed surplus	Accumulated other comprehensive income (loss)	Deficit	Total

Balance, November 30, 2010	84,943,155	$197,827,051	$13,789,881	$(406,320)	$(87,297,581)	$123,913,031
Private placement	230,764	1,924,702	—	—	—	1,924,702
Exercise of options	1,510,000	4,914,846	—	—	—	4,914,846
Share-based payments	—	—	6,452,655	—	—	6,452,655
Reallocation from contributed surplus	—	2,560,856	(2,560,856)	—	—	—
Share issuance costs		(40,608)	—	—	—	(40,608)
Unrealized gain (loss) on available-for-sale securities	—	—	—	(32,361)		(32,361)
Currency translation adjustment	—	—	—	7,977,530	—	7,977,530
Net loss	—	—	—	—	(47,883,976)	(47,883,976)
Balance, August 31, 2011	86,683,919	$207,186,847	$17,681,680	$7,538,849	$(135,181,557)	$97,225,819
Share-based payments	—	—	1,700,936	—	—	1,700,936
Unrealized gain (loss) on available-for-sale securities	—	—	—	(479,912)	—	(479,912)
Currency translation adjustment	—	—	—	(3,534,812)	—	(3,534,812)
Net loss	—	—	—	—	(16,727,561)	(16,727,561)
Balance, December 31, 2011	86,683,919	$207,186,847	$19,382,616	$3,524,125	$(151,909,118)	$78,184,470
Private placement	11,384,719	29,768,529	—	—	—	29,768,529
Share-based payments	—	—	7,184,159	—	—	7,184,159
Share issuance costs	—	(554,280)	—	—	—	(554,280)
Unrealized gain (loss) on available-for-sale securities	—	—	—	(75,862)	—	(75,862)
Exchange difference on translating foreign operations	—	—	—	1,112,160	—	1,112,160
Net loss	—	—	—	—	(49,385,065)	(49,385,065)
Balance, September 30, 2012	98,068,638	$236,401,096	$26,566,775	$4,560,423	$(201,294,183)	$66,234,111

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS

(Expressed in US Dollars - Unaudited)

		Nine Months Ended
	Note	September 30, 2012	August 31, 2011
Operating Activities
Loss for the period		$(49,385,065)	$(47,883,976)
Add items not affecting cash:
Depreciation		23,732	39,133
Share-based payments	6	7,184,159	6,452,655
Mineral property earn-in		(41,948)	(119,169)
Unrealized loss on derivative liability	5	4,300,000	—
(Gain) loss on foreign exchange		—	60,876
Changes in non-cash items:
Accounts receivable		218,039	(218,382)
Prepaid expenses		(39,791)	(15,863)
Advance to contractors		(175,000)	(132,641)
Accounts payable and accrued liabilities		(2,051,982)	3,884,368
Cash used in operating activities		(39,967,856)	(37,932,999)

Financing Activities
Issuance of share capital		29,768,529	6,839,548
Share issuance costs		(554,280)	(40,608)
Cash provided by financing activities		29,214,249	6,798,940

Investing Activities
Capitalized acquisition costs		(2,127,694)	—
Expenditures on property and equipment		—	(73,734)
Cash used in investing activities		(2,127,694)	(73,734)

Effect of foreign exchange on cash		1,211,203	7,172,421

Decrease in cash and cash equivalents		(11,670,098)	(24,035,372)
Cash and cash equivalents, beginning of the period		54,712,073	120,527,952

Cash and cash equivalents, end of the period		$43,041,975	$96,492,580

Supplemental cash flow information (note 10)

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Nine Months Ended September 30, 2012 and August 31, 2011

(Expressed in US Dollars - Unaudited)

1.                                      NATURE OF OPERATIONS AND LIQUIDITY

International Tower Hill Mines Ltd. (“ITH” or the “Company”) is incorporated under the laws of British Columbia, Canada.  The Company’s head office address is 2300-1177 West Hastings Street, Vancouver, British Columbia, Canada.  International Tower Hill Mines Ltd. consists of ITH and its wholly owned subsidiaries Tower Hill Mines, Inc. (formerly “Talon Gold Alaska, Inc.”) (“TH Alaska”) (an Alaska corporation), Tower Hill Mines (US) LLC (formerly “Talon Gold (US) LLC”) (“TH US”) (a Colorado limited liability company), Livengood Placers, Inc. (“LPI”) (a Nevada corporation), and 813034 Alberta Ltd. (an Alberta corporation).  The Company is in the business of acquiring, exploring and evaluating mineral properties, and either joint venturing or developing these properties further or disposing of them when the evaluation is completed.  At September 30, 2012, the Company was in the exploration stage and controls a 100% interest in its Livengood project in Alaska, U.S.A.

These unaudited condensed consolidated interim financial statements have been prepared on a going-concern basis, which presume the realization of assets and discharge of liabilities in the normal course of business for the foreseeable future.

The business of mining and exploration involves a high degree of risk and there can be no assurance that current exploration programs will result in profitable mining operations.  The Company has no source of revenue, and has significant cash requirements to meet its administrative overhead and maintain its mineral property interests.  The recoverability of amounts shown for capitalized acquisition costs is dependent on several factors.  These include the discovery of economically recoverable reserves, the ability of the Company to obtain the necessary financing to complete the development of these properties, and future profitable production or proceeds from disposition of capitalized acquisition costs.  The success of the above initiatives cannot be assured.  In the event that the Company is unable to obtain the necessary financing in the short-term, it may be necessary to defer certain discretionary expenditures and other planned activities.

2.                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

These unaudited condensed consolidated interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”).  These condensed consolidated interim financial statements should be read in conjunction with the audited consolidated financial statements for the period ended December 31, 2011.  The Board of Directors approved these condensed consolidated interim financial statements issued in accordance with US GAAP on March 12, 2013.

The Company changed its fiscal year end from May 31 to December 31 during 2011.  This change was made to better align the Company’s financial reporting with its operational and budgeting cycle as well as to align the financial reporting to those of other industry participants in the mineral resource exploration, development and production sectors.  As a result of the Company changing its fiscal year end to December 31, these condensed consolidated interim financial statements are for the nine month period ended September 30, 2012 and are presented in comparative form with the nine month period ended August 31, 2011.  Due to the change in year end, amounts presented in these condensed consolidated interim financial statements may not be comparable and therefore these condensed consolidated interim financial statements should be read in conjunction with the Company’s audited consolidated financial statements for the period ended December 31, 2011.  Amounts presented in these interim condensed consolidated financial statements are presented in US dollars unless otherwise noted.  References to C$ refer to Canadian dollars.

Basis of consolidation

These condensed consolidated interim financial statements include the accounts of ITH and its wholly owned subsidiaries.  All intercompany transactions and balances have been eliminated.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Nine Months Ended September 30, 2012 and August 31, 2011

(Expressed in US Dollars - Unaudited)

2.                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

Significant judgments, estimates and assumptions

The preparation of financial statements in accordance with US GAAP requires management to make judgments, estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period.  These judgments, estimates and assumptions are continuously evaluated and are based on management’s experience and knowledge of the relevant facts and circumstances.  While management believes the estimates to be reasonable, actual results could differ from those estimates and could impact future results of operations and cash flows.

The areas which require significant judgment and estimates that management has made at the financial reporting date, that could result in a material change to the carrying amounts of assets and liabilities, in the event actual results differ from the assumptions made, relate to, but are not limited to the following:

Significant estimates

a)             the fair value determination and inputs used in the valuation of the derivative liability;

b)             the inputs used in determining the fair value of share-based payments upon granting of stock options;

c)              amounts of provisions, if any, for environmental rehabilitation and restoration.

Significant judgments

a)             the determination of functional currencies; and

b)             the analysis of resource calculations, drill results, labwork, etc. which can impact the Company’s assessment of impairments, and calculation of provisions, if any, for environmental rehabilitation and restoration.

Cash and cash equivalents

Cash equivalents include highly liquid investments with original maturities of three months or less, and which are subject to an insignificant risk of change in value.  Cash equivalents are held for the purpose of meeting short-term cash commitments rather than for investment or other purposes.

Marketable securities

Marketable securities held in companies with an active market are classified as available-for-sale securities.  Available-for-sale securities are recorded at fair value in the financial statements with unrealized gains and losses recorded in accumulated other comprehensive income.  Accumulated unrealized gains and losses are recognized in the statement of operations upon the sale of the security.

Property and equipment

On initial recognition, property and equipment are valued at cost.  Property and equipment is subsequently measured at cost less accumulated depreciation, less any accumulated impairment losses, with the exception of land which is not depreciated. Depreciation is recorded over the estimated useful life of the assets at the following annual rates:

Computer equipment - 30% declining balance;

Computer software - 3 years straight line;

Furniture and equipment -   20% declining balance; and

Leasehold improvements - straight-line over the lease term.

Additions during the year are depreciated at one-half the annual rates.  Depreciation methods, useful lives and residual values are reviewed at each financial year-end and adjusted if appropriate.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Nine Months Ended September 30, 2012 and August 31, 2011

(Expressed in US Dollars - Unaudited)

2.                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

Mineral properties and exploration and evaluation expenditures

The Company’s mineral project is currently in the exploration and evaluation phase.  Mineral property acquisition costs are capitalized when incurred.  Mineral property exploration costs are expensed as incurred.  At such time that the Company determines that a mineral property can be economically developed in accordance with US GAAP, subsequent mineral property expenses will be capitalized during the development of such property.

The Company assesses interests in exploration properties for impairment when facts and circumstances suggest that the carrying amount of an asset may exceed its recoverable amount.  Impairment analysis includes assessing the carrying amount of mineral properties and future obligations compared to estimated future cash flows.

Asset retirement obligations

The Company records a liability based on the best estimate of costs for site closure and reclamation activities that the Company is legally or constructively required to remediate and recorded at the time environmental disturbance occurs.  The provision for closure and reclamation liabilities is estimated using expected cash flows based on engineering and environmental reports and accreted to full value over time through periodic charges to income.  The Company does not have any material provisions for environmental rehabilitation as of December 31, 2012.

Derivative

Derivative financial liabilities include the Company’s future contingent payment valued using estimated future gold prices.  Derivatives are initially recognized at their fair value on the date the derivative contract is entered into and are subsequently re-measured at their fair value at each reporting period with changes in the fair value recognized in profit and loss.

Income taxes

The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under the asset and liability method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if it is more likely than not that some portion or the entire deferred tax asset will not be recognized.

Net loss per share

Basic loss per share is calculated using the weighted average number of common shares outstanding during the period.  Diluted loss per share reflects the potential dilution that could occur if securities or contracts that may require the issuance of common shares in the future were converted, unless the impact is anti-dilutive.

Stock-based compensation

The Company follows the provisions of ASC 718 “Compensation - Stock Compensation”, which establishes accounting for equity based compensation awards to be accounted for using the fair value method.  The Company uses the Black-Scholes option pricing model to determine the grant date fair value of the awards.  Compensation expense is measured at the grant date and recognized over the requisite service period, which is generally the vesting period.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Nine Months Ended September 30, 2012 and August 31, 2011

(Expressed in US Dollars - Unaudited)

2.                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

Other comprehensive income

Components of other comprehensive income/loss consist of unrealized gains/losses on available-for-sale securities and cumulative translation adjustments on foreign subsidiaries.  Unrealized gains/losses on available-for-sale securities are net of any realized gains or losses on the sale of securities or impairment losses.

Recently adopted accounting pronouncements

During 2012 the Company transitioned its accounting from IFRS to US GAAP.  The transition was made retrospectively for all periods from the Company’s inception on May 26, 1978.  The transition to US GAAP included adoption of any relevant accounting pronouncements effective for fiscal periods ended prior to March 31, 2012.

3.                                      PROPERTY AND EQUIPMENT

	Furniture and Equipment	Computer Equipment	Computer Software	Leasehold Improvements	Total
Cost:

Balance at December 31, 2011	$53,220	$186,327	$78,703	$18,294	$336,544
Additions	—	—	—	—	—
Disposals	—	—	—	—	—
Balance at September 30, 2012	$53,220	$186,327	$78,703	$18,294	$336,544

	Furniture and Equipment	Computer Equipment	Computer Software	Leasehold Improvements	Total
Depreciation:

Balance at December 31, 2011	$(13,958)	$(100,608)	$(78,703)	$(18,294)	$(211,563)
Depreciation for the period	(5,889)	(17,843)	—	—	(23,732)
Disposals	—	—	—	—	—
Balance at September 30, 2012	$(19,847)	$(118,451)	$(78,703)	$(18,294)	$(235,295)

Carrying amounts:
At December 31, 2011	$39,262	$85,719	$—	$—	$124,981
At September 30, 2012	$33,373	$67,876	$—	$—	$101,249

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Nine Months Ended September 30, 2012 and August 31, 2011

(Expressed in US Dollars - Unaudited)

4.                                      CAPITALIZED ACQUISITION COSTS

During the nine months ended September 30, 2012 the Company capitalized acquisition costs for mineral properties of $2,127,694; there were no capitalized acquisition costs for the nine months ended August 31, 2011.

The following table presents costs incurred for exploration and evaluation activities for the nine months ended September 30, 2012 and August 31, 2011.

	September 30, 2012	August 31, 2011
Exploration costs:
Aircraft services	$1,844,776	$1,542,927
Assay	777,004	2,103,650
Drilling	8,378,230	10,586,825
Environmental	2,874,513	1,197,698
Equipment rental	1,309,746	2,088,308
Field costs	6,017,737	6,943,424
Geological/geophysical	8,362,518	9,042,371
Land maintenance & tenure	354,708	1,526,171
Legal	286,396	72,506
Surveying and mapping	145,967	438,036
Transportation and travel	50,550	306,865
Total expenditures for the period	$30,402,145	$35,848,781

Livengood Property

The Livengood property is located in the Tintina gold belt approximately 110 kilometres north of Fairbanks, Alaska.  The property is approximately 145 square kilometres and consists of fee land leased from the Alaska Mental Health Trust, a number of smaller private mineral leases; Alaska state mining claims purchased or located by the Company and patented ground held by the Company.

Details of the leases are as follows:

1)             a lease of the Alaska Mental Health Trust mineral rights having an initial term of three years commencing July 1, 2004, subject to two extensions of three years each and subject to further extension beyond June 30, 2013 by payment of a flat annual fee of 125% of the last rate paid for advance minimum royalties and diligent pursuit of development.  The lease requires work expenditures of $10/acre/year in years 1 - 3, $20/acre/year in years 4-6 and $30/acre/year in years 7- 9 and advance minimum royalties of $5/acre/year in years 1 - 3, $15/acre/year in years 4- 6, $25/acre/year in years 7-9, and 125% of the year 9 payment in subsequent years (all of which advance minimum royalties are recoverable from production royalties).  An NSR production royalty of between 2.5% and 5.0% (depending upon the price of gold) is payable to the lessor with respect to the lands subject to this lease.  In addition, an NSR production royalty of l% is payable to the lessor with respect to the unpatented federal mining claims subject to lease 2) below and an NSR production royalty of between 0.5% and 1.0% (depending upon the price of gold) is payable to the lessor with respect to the lands acquired by the Company as a result of the LPI share purchase transaction described below.

2)             a lease of federal unpatented lode mining claims having an initial term of ten years commencing on April 21, 2003 and continuing for so long thereafter as advance minimum royalties are paid and mining related activities, including exploration, continue on the property or on adjacent properties controlled by the Company.  The lease requires an advance minimum royalty of $50,000 on or before each anniversary date, (all of which minimum royalties are recoverable from production royalties).  An NSR production royalty of between 2% and 3% (depending on the price of gold) is payable to the lessors.  The Company may purchase 1% of the royalty for $1,000,000.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Nine Months Ended September 30, 2012 and August 31, 2011

(Expressed in US Dollars - Unaudited)

4.                                      CAPITALIZED ACQUISITION COSTS (Cont’d)

3)             a lease of patented lode claims having an initial term of ten years commencing January 18, 2007, and continuing for so long thereafter as advance minimum royalties are paid.  The lease requires an advance minimum royalty of $20,000 on or before each anniversary date beginning January 18, 2011 through January 18, 2017 and $25,000 on or before each subsequent anniversary (all of which minimum royalties are recoverable from production royalties).  An NSR production royalty of 3% is payable to the lessors.  The Company may purchase all interests of the lessors in the leased property (including the production royalty) for $1,000,000 (less all minimum and production royalties paid to the date of purchase), of which $500,000 is payable in cash over four years following the closing of the purchase and the balance of $500,000 is payable by way of the 3% NSR production royalty.

4)             a lease of unpatented federal lode mining and federal unpatented placer claims having an initial term of ten years commencing on March 28, 2007, and continuing for so long thereafter as advance minimum royalties are paid and mining related activities, including exploration, continue on the property or on adjacent properties controlled by the Company.  The lease requires an advance minimum royalty of $15,000 on or before each anniversary date, (all of which minimum royalties are recoverable from production royalties).  The Company is required to pay the lessor the sum of $250,000 upon making a positive production decision, payable $125,000 within 120 days of the decision and $125,000 within a year of the decision (all of which are recoverable from production royalties).  An NSR production royalty of 2% is payable to the lessor.  The Company may purchase all of the interest of the lessor in the leased property (including the production royalty) for $1,000,000.

Livengood land purchases

In December 2011, the Company completed a transaction to acquire certain mining claims and related rights in the vicinity of the Livengood Project.  This acquisition included both mining claims and all of the shares of LPI.  These assets were purchased for aggregate consideration of $36,600,000 allocated between cash consideration of $13,500,000 and a contingent consideration with an estimated fair value of $23,100,000.  The contingent consideration has been accounted for as a derivative liability based on the five-year average daily gold price per troy ounce (“Average Gold Price”) from the date of the acquisition (see note 5).  The contingent consideration (payable in December 2016) is $23,148 for every dollar that the Average Gold Price exceeds $720/oz. If the Average Gold Price is less than $720/oz, there will be no additional contingent payment.  The subject ground was previously vacant or was used for placer gold mining.

Mineral property title

The acquisition of title to mineral properties is a detailed and time-consuming process.  The Company has taken reasonable steps to verify title to mineral properties in which it has an interest.  Although the Company has taken every reasonable precaution to ensure that legal title to its properties is properly recorded in the name of the Company, there can be no assurance that such title will ultimately be secured.

Environmental Expenditures

The operations of the Company may in the future be affected from time to time in varying degrees by changes in environmental regulations, including those for future removal and site restoration costs.  Both the likelihood of new regulations and their overall effect upon the Company vary greatly and are not predictable.  The Company’s policy is to meet standards set by relevant legislation by application of technically proven and economically feasible measures.

The Company has not recorded any material provisions for environmental rehabilitation as of September 30, 2012.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Nine Months Ended September 30, 2012 and August 31, 2011

(Expressed in US Dollars - Unaudited)

5.                                      DERIVATIVE LIABILITY

As discussed in note 4 above, the Company acquired certain mining claims and related rights in the vicinity of the Livengood Gold Project located near Fairbanks, Alaska.  The aggregate consideration was $13,500,000 in cash plus an additional contingent payment based on the five-year average daily gold price (“Average Gold Price”) from the date of the acquisition.  The contingent payment will equal $23,148 for every dollar that the Average Gold Price exceeds $720 per troy ounce.  If the Average Gold Price is less than $720, there will be no additional contingent payment.

At initial recognition on December 13, 2011 the derivative liability was valued at $23,100,000.  The key assumption used in the valuation of the derivative is the estimate of the future Average Gold Price.  The estimate of the future Average Gold Price was determined using a forward curve on future gold prices as published by the CME Group.  The CME Group represents the merger of the Chicago Mercantile Exchange (CME), the Chicago Board of Trade (CBOT), the New York Mercantile Exchange (NYMEX) and its commodity exchange division, Commodity Exchange, Inc. (COMEX).  Using this forward curve, the Company estimated an Average Gold Price five years from the date of acquisition of $1,720 per ounce of gold.

The fair value of the derivative liability and the estimated Average Gold Price are as follows:

	Total USD	Average Gold Price (USD/oz.)

Derivative value at December 13, 2011	$23,100,000	$1,720
Unrealized (gain) loss for the period	(2,300,000)
Derivative value at December 31, 2011	20,800,000	$1,619
Unrealized (gain) loss for the period	4,300,000
Derivative value at September 30, 2012	$25,100,000	$1,805

6.                                      SHARE CAPITAL

Authorized

500,000,000 common shares without par value.

Share issuances

During the period ended September 30, 2012, the Company closed a non-brokered private placement financing through the issuance of 11,384,719 common shares.  The shares were issued in two stages.  The first stage closed on August 3, 2012 and consisted of 9,458,308 common shares issued at C$2.60 per share for gross proceeds of $24,626,029.  The second stage of the offering closed on September 17, 2012 and consisted of 1,926,411 common shares issued at C$2.5955 per share for gross proceeds of $5,142,500. The Company paid a cash finder’s fee of 4% of gross proceeds in connection with C$10,000,000 of the total offering.  Total share issuance costs for this non-brokered private placement financing amounted to $554,280.

Stock options

On January 3, 2012, the Company granted incentive stock options to an officer of the Company to purchase 650,000 common shares in the capital stock of the Company.  The options are exercisable on or before January 3, 2017 at a price of C$4.43 per share and will vest as to 216,666 shares on January 3, 2012, 216,666 shares on January 3, 2013 and the balance on January 3, 2014.

On January 9, 2012, the Company granted incentive stock options to an employee of the Company to purchase 30,000 common shares in the capital of the Company.  The options are exercisable on or before January 9, 2017 at a price of C$4.60 and will vest as to 10,000 shares on January 9, 2012, 10,000 shares on January 9, 2013 and the balance on January 9, 2014.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Nine Months Ended September 30, 2012 and August 31, 2011

(Expressed in US Dollars - Unaudited)

6.                                      SHARE CAPITAL (Cont’d)

On August 24, 2012, the Company granted incentive stock options to directors, officers, employees and consultants of the Company to purchase 4,700,000 common shares in the capital of the Company.  The options are exercisable on or before August 24, 2017 at a price of C$3.17 and will vest as to one-third on August 24, 2012, one-third on August 24, 2013 and the balance on August 24, 2014.

On September 19, 2012, the Company granted incentive stock options to an officer of the Company to purchase 1,000,000 common shares in the capital of the Company.  The options are exercisable on or before September 19, 2017 at a price of C$2.91 and will vest as to one-third on September 19, 2012, one-third on September 19, 2013 and the balance on September 19, 2014.

A summary of the status of the stock option plan as of September 30, 2012, and December 31, 2011 and changes is presented below:

	Nine Months Ended		Seven Months Ended
	September 30, 2012		December 31, 2011
	Number of Options	Weighted Average Exercise Price (C$)	Number of Options	Weighted Average Exercise Price (C$)
Balance, beginning of the period	7,215,000	$7.48	4,600,000	$7.24
Granted	6,380,000	$3.26	2,700,000	$7.87
Exercised	—	$—	(35,000)	$(6.57)
Expired	(4,050,000)	$(7.16)	—	$—
Cancelled	(275,000)	$(7.27)	(50,000)	$(6.96)
Balance, end of the period	9,270,000	$4.73	7,215,000	$7.48

The weighted average remaining life of options outstanding at September 30, 2012 was 4.13 years.

Stock options outstanding are as follows:

	September 30, 2012			December 31, 2011
Expiry Date	Exercise Price (C$)	Number of Options	Exercisable	Exercise Price (C$)	Number of Options	Exercisable
January 12, 2012	$—	—	—	$7.95	250,000	250,000
April 14, 2012	$—	—	—	$7.34	2,635,000	2,635,000
August 19, 2012	$—	—	—	$6.57	1,365,000	1,365,000
January 10, 2013	$9.15	190,000	190,000	$9.15	265,000	198,750
July 28, 2013	$7.47	950,000	950,000	$7.47	950,000	950,000
May 9, 2016	$8.35	1,000,000	666,667	$8.35	1,000,000	333,333
August 23, 2016	$8.07	650,000	433,333	$8.07	650,000	216,667
November 15, 2016	$5.64	100,000	33,333	$5.64	100,000	33,333
January 3, 2017	$4.43	650,000	216,667	$—	—	—
January 9, 2017	$4.60	30,000	10,000	$—	—	—
August 24, 2017	$3.17	4,700,000	1,566,655	$—	—	—
September 19, 2017	$2.91	1,000,000	333,333	$—	—	—
		9,270,000	4,399,988		7,215,000	5,982,083

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Nine Months Ended September 30, 2012 and August 31, 2011

(Expressed in US Dollars - Unaudited)

6.                                      SHARE CAPITAL (Cont’d)

Share-based payments

During the nine month period ended September 30, 2012, the Company granted 6,380,000 stock options with a fair value of C$10,688,119, calculated using the Black-Scholes option pricing model.  Share-based payment charges for the nine months ended September 30, 2012 totaled $7,184,159 (August 31, 2011 - $6,452,655).

During the seven month period ended December 31, 2011, the Company granted 2,700,000 stock options with a fair value of C$10,894,938, calculated using the Black-Scholes option pricing model.  Share-based payment charges for the seven months ended December 31, 2011 totaled $7,645,269.

The following weighted average assumptions were used for the Black-Scholes option pricing model calculations:

	September 30, 2012	December 31, 2011
Expected life of options	4 years	4 years
Risk-free interest rate	1.32%	1.77%
Annualized volatility	67.68%	71.80%
Dividend rate	0.00%	0.00%
Exercise price (C$)	$3.26	$7.87

The expected volatility used in the Black-Scholes option pricing model is based on the historical volatility of the Company’s shares.

Share-based payment charges for the three months ended September 30, 2012 of $4,225,069 (August 31, 2011 - $5,944,333) were allocated as follows:

Three months ended September 30, 2012	Before allocation of share-based payment charges	Share-based payment charges	After allocation of share-based payment charges
Consulting fees	441,827	1,649,509	2,091,336
Investor relations expense	100,935	123,983	224,918
Wages and benefits	1,737,457	2,451,577	4,189,034
		$4,225,069

Share-based payment charges for the nine months ended September 30, 2012 of $7,184,159 (August 31, 2011 - $6,452,655) were allocated as follows:

Nine months ended September 30, 2012	Before allocation of share-based payment charges	Share-based payment charges	After allocation of share-based payment charges
Consulting fees	857,052	1,723,334	2,580,386
Investor relations expense	280,509	125,460	405,969
Professional fees	446,615	394	447,009
Wages and benefits	5,033,275	5,334,971	10,368,246
		$7,184,159

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Nine Months Ended September 30, 2012 and August 31, 2011

(Expressed in US Dollars - Unaudited)

7.                                      RELATED PARTY TRANSACTIONS AND BALANCES

During the nine month periods ended September 30, 2012 and August 31, 2011, the Company entered into the following transactions with related parties:

Management compensation

Key management includes those persons having authority and responsibility for planning, directing and controlling the activities of the entity and include the Company’s non-employee Directors, the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer and General Counsel, as well as certain other officers.  Key management personnel compensation comprised:

	September 30, 2012	August 31, 2011
Fees, wages and benefits	$2,397,646	$2,005,485
Share-based payments	5,094,213	5,574,866
	$7,491,859	$7,580,351

Transactions with other related parties

Paid or accrued $230,971 (August 31, 2011 - $38,422) in professional fees, rent and administration to companies with common officers and directors.

Paid or accrued $6,986 (August 31, 2011 - $ 2,469) in rent to an officer.

At September 30, 2012, included in accounts payable and accrued liabilities was $316,484 (December 31, 2011 - $10,763) in expenses owing to officers and directors of the Company and $179,475 (December 31, 2011 - $53,086) to companies related by common directors and officers.

The Company has entered into a retainer agreement dated August 1, 2008 with Lawrence W. Talbot Law Corporation (“LWTLC”), pursuant to which LWTLC agrees to provide legal services to the Company.  Pursuant to the retainer agreement, the Company has agreed to pay LWTLC an annual retainer of C$50,000 (plus applicable taxes and disbursements).  The retainer agreement may be terminated by LWTLC on reasonable notice, and by the Company on one year’s notice (or payment of one year’s retainer in lieu of notice).  A director and shareholder of LWTLC was an officer of the Company until June 30, 2012.

The Company has entered into a consulting agreement dated September 14, 2012 with Jeffery A. Pontius, a director and former interim-CEO of the Company, pursuant to which Mr. Pontius will provide consulting services in connection with the ongoing operations, strategic planning, marketing and communication strategy of the Company.  The agreement is for a period of twelve months at a monthly cost of C$4,000 per month terminating on September 30, 2013.

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Nine Months Ended September 30, 2012 and August 31, 2011

(Expressed in US Dollars - Unaudited)

8.                                      SEGMENTED INFORMATION

The Company operates in a single reportable segment, being the exploration and development of mineral properties.  The following tables present selected financial information by geographic location:

	Canada	United States	Total
September 30, 2012
Capitalized acquisition costs	$—	$55,173,565	$55,173,565
Property and equipment	19,176	82,073	101,249
Current assets	41,805,300	2,537,114	44,342,414
Total assets	$41,824,476	$57,792,752	$99,617,228
December 31, 2011
Capitalized acquisition costs	$—	$53,045,871	$53,045,871
Property and equipment	22,880	102,101	124,981
Current assets	47,106,247	9,026,986	56,133,233
Total assets	$47,129,127	$62,174,958	$109,304,085

Three months ended	September 30, 2012	August 31, 2011

Net loss for the period — Canada	$(5,346,486)	$(6,076,504)
Net loss for the period - United States	(19,687,294)	(20,505,892)
Net loss for the period	$(25,033,780)	$(26,582,396)

Nine months ended	September 30, 2012	August 31, 2011

Net loss for the period — Canada	$(8,690,609)	$(7,703,882)
Net loss for the period - United States	(40,694,456)	(40,180,094)
Net loss for the period	$(49,385,065)	$(47,883,976)

9.                                      COMMITMENTS

a)             Commitments for mineral properties (note 4).

b)             The Company has entered into several office and warehouse lease agreements with options to renew expiring on July 31, 2013.  Future minimum lease payments for the next five fiscal years are as follows:

2013	$215,476
2014	105,212
2015	6,092
2016	6,092
2017	6,092
2018 and thereafter	6,092
$345,056

INTERNATIONAL TOWER HILL MINES LTD.

(An Exploration Stage Company)

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

Nine Months Ended September 30, 2012 and August 31, 2011

(Expressed in US Dollars - Unaudited)

10.                               SUPPLEMENTAL CASH FLOW INFORMATION

	September 30, 2012	August 31, 2011

Interest paid	$—	$—
Income taxes paid	$150,282	$—